UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22022

      Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
           1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2012 – October 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2013

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2013.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2013, Advent managed approximately $7.3 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2013, the Fund generated a total return based on market price of 16.35% and a return of 22.50% based on NAV. As of October 31, 2013, the Fund’s market price of $7.15 represented a discount of 12.59% to NAV of $8.18. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2012 through October 2013, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 7.89% based upon the last closing market price of $7.15 as of October 31, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 43 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

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DEAR SHAREHOLDER continued (Unaudited)	October 31, 2013

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund II

November 30, 2013

4 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2013

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2013.

Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Historically, the primary means of implementing leverage had been through Auction Market Preferred Shares (“AMPS”), but other permitted means include borrowing or the issuance of commercial paper or other forms of debt. Earlier in the period, the Fund commenced a tender offer for up to 100% of its outstanding AMPS. The offer expired on December 13, 2012, and in the tender offer the Fund repurchased almost all of its outstanding AMPS. On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS. The Fund redeemed its remaining $600,000 of outstanding AMPS in June 2013.

The Fund refinanced its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions.

Please describe the economic and market environment over the last 12 months.
Global equity markets broadly performed well in 2013 as further monetary easing in the developed markets—United States, Europe and Japan—led to strong stock performance in all three geographies, while emerging markets, particularly in Asia where the Fund does much of its overseas convertible investing, managed to eke out small gains for the most part. Bond markets struggled as Western world risk-free rates began rising, but the effect on the shorter-duration corporate market, which is the Fund’s specialty in convertibles and high-yield, still gained on relatively high coupons and the lower duration.

In the U.S., corporate earnings continued to grow but at a slower pace given their elevated levels relative to GDP already. As of November 30, 2013, consensus earnings for the S&P 500 were forecast to grow approximately 7% over 2012 levels. Thus, the large gain in the S&P 500 index came from earnings multiple expansion, although this metric is still not at historically high levels and has a tendency to rise in periods where interest rates go from low to moderate levels. Economic growth is best described as steady with moderate GDP growth recorded and overcoming perceived headwinds from tax increases and lower government spending. Jobs growth posted decent gains, and other metrics such as industrial production and ISM surveys of manufacturing expanded at consistent rates. Productivity gains reaccelerated to levels near 2.0% after dipping in early 2013. Growth was good enough that the Federal Reserve has been considering reducing its expansionary purchases of existing bonds, which has had the effect of raising money supply.

Such speculation led to the U.S. dollar rising against counterparts before coming back down as investors began to bid up growth currencies around the world. Lower foreign currencies abroad helped to buttress growth, particularly in Europe, where austerity continues to put a ceiling on growth, but the European Central Bank retains many instruments to spur growth and may put them into effect over the short-term. Some major emerging markets like Brazil and China declined for the year but the Fund’s exposure to these areas was minor. Japan was particularly strong on moves by the new government to spur growth, and the Fund was able to take advantage.

The Fund’s largest asset class, convertible bonds, performed particularly well in this environment, with the exposure to cyclical, health care and technology issuers. Also helping was outperformance of mid-cap and small-cap companies allowing the underlying equities of convertible bond indices to do better than general large-cap equity ones and allowing the structural

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2013

advantages of convertibles, with low duration and asymmetry via the option in the underlying warrant, to participate in equity gains without as much downside from rising bond yields.

How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2013, the Fund generated a total return based on market price of 16.35% and a return of 22.50% based on NAV. As of October 31, 2013, the Fund’s market price of $7.15 represented a discount of 12.59% to NAV of $8.18. As of October 31, 2012, the Fund’s market price of $6.66 represented a discount of 7.24% to NAV of $7.18.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders, who continue to hold over that period.

How has the Fund’s leverage strategy affected performance?
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage in the Fund was a contributor to performance for the period. The Fund’s leverage outstanding as of October 31, 2013, was $170 million, approximately 38% of the Fund’s total managed assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What was the impact of the Fund’s covered call strategy?
The Fund continued its strategy of seeking income through writing call options against equity and the equity portion of convertible bond holdings. With a strong equity market apparent in 2013 and volatility low, the Fund limited the writing of these options, seeing in general the income garnered not worth the upside signed away. The Fund also wrote options with longer maturities and higher strikes as another tactic to allow for more equity upside while still protecting downside should market corrections occur. In general, this strategy was beneficial as there was no period where the CBOE SPX Volatility Index (VIX) went above 20 during the year, a departure from prior years when sell-offs would generally produce spikes well above 20.

How did other market measures perform in this environment?
For the 12-month period ended October 31, 2013, the S&P 500 Index returned 27.18%. Global equities were equally strong, with the Morgan Stanley Capital International World Index returning 25.77%.

Many bond indices also delivered positive returns during the 12 months ended October 31, 2013, with measures of riskier parts of the market leading the pack. The return of the Bank of America Merrill Lynch High Yield Master II Index was 8.83%. The returns of the Bank of America Merrill Lynch All U.S. Convertibles Index and the Bank of America Merrill Lynch Global 300 Convertible Index were 23.94% and 17.68%, respectively. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) fell 1.08% for the period.

The CBOE S&P 500 2% OTM Buy Write Index (BXY) returned 13.90%. It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

Please discuss the Fund’s distributions.
In each month from November 2012 through October 2013, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 7.89% based upon the last closing market price of $7.15 as of October 31, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2013, and how did it influence performance?
The Fund is diversified globally among convertible securities, high-yield bonds and equities.

As of October 31, 2012, 63.0% of the Fund’s total investments were in convertible securities. High-yield bonds represented 29.7% and equity positions 2.6% of total investments. The rest, 4.7%, was in cash and other investments.

As of October 31, 2013, 69.7% of the Fund’s total investments were in convertible securities. High-yield bonds represented 20.0% and equity positions 5.7% of total investments. The rest, 4.6%, was in cash and other investments.

Advent increased exposure to convertible and equity securities relative to high yield securities due to our belief that equity markets would provide greater returns relative to bonds in a recovering economy. This view seemed to be confirmed as risk-free rates began rising in the second half of the fiscal year and the returns of convertibles and equities outpaced the return for high yield bonds for the period.

6 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2013

Which investment decisions had the greatest effect on the Fund’s performance?
Among top-performing investments were the convertible bonds of Gilead Sciences (1.8% of long-term investments at period end). Gilead Sciences was a steady performer all year, benefiting its convertible bonds, as the company had produced consistently good data and execution of its new hepatitis C drug, Sofosbuvir.

Convertible bonds of Micron Technology (2.1% of long-term investments at period end) were another large contributor to return. The memory-chip company benefited from greater use of its products in smartphones and tablets and the accretive acquisition of bankrupt competitor Elpida Memory, Inc.

Convertible bonds of Ciena Corp. (1.2% of long-term investments at period end) also contributed to return. The company’s financial condition improved over the year, as its revenues climbed and margins improved. It has benefited from greater spending by telecom companies and growth of the market for fiber-optic communications equipment.

Holdings that detracted from the Fund’s performance included convertible bonds of iron ore miner Cliffs Natural Resources (not held in the portfolio at period end), which declined on lower prices for its commodity, because of higher competitive exports out of China and stagnant emerging market demand.

Another detractor from performance was convertible bonds of voice and health care software maker Nuance Communications (1.6% of long-term investments at period end). It had losses as growth slowed, with carriers more cautious about a second phase of investment in voice-enabled applications. Activist involvement in the company may presage a recovery in 2014.

A third large detractor was convertible bonds of Newmont Mining Corp., the world’s second-largest gold producer (0.6% of long-term investments at period end). The company has struggled to keep production costs under control in the face of slumping gold prices.

Have there been any changes to the Fund’s investment guidelines?
The Commodity Futures Trading Commission (“CFTC”) recently amended its Rule 4.5, which excludes the Investment Adviser and the Investment Manager from registration as a commodity pool operator provided certain requirements are met. In order to permit the Investment Adviser and the Investment Manager to continue to claim this exclusion under the amended rule, beginning on January 1, 2013, the Fund limited its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps did not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps did not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and the Investment Manager do not believe that complying with the amended rule limits the Fund’s ability to use futures, options and swaps in the manner needed to effectively manage the portfolio.

Do you have any other comments about the markets and the Fund?
The Fund is facing a period in which equity markets attempt to sustain the strong earnings multiple expansion of the previous year, and both bond and equity markets look to actions of a new Federal Reserve Chairperson for clues on market money flows. The effect of health care reform and government budget trimming could be headwinds, but economic growth figures have easy comparisons after sluggish results in 2012 on lower retail spending and the effect of the first budget sequestration and tax increases on high-income earners.

Also, the international environment may be a source of opportunities, with monetary authorities looking to inject more stimulus in Europe, more fiscal and monetary stimulus likely in Japan, and new leadership managing economic growth in China. Wildcards exist with volatile commodity prices and in countries with similar sluggish economies but governments under political pressure, such as in Brazil and also in India, where elections loom in spring 2014.

The Investment Adviser views this Fund as opportunistic given its mandate to invest across corporate capital structures from loans to high-yield to convertibles to equity, and will continue to use its expansive research staff to find appropriate opportunities across the globe.

Index Definitions
Indices are unmanaged and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Bank of America Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2013

The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations
The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/agc for a more detailed discussion about Fund risks and considerations.

8 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2013

Fund Statistics
Share Price	$7.15
Net Asset Value	$8.18
Premium/Discount to NAV	-12.59%
Net Assets ($000)	$263,568

Total Returns
(Inception 5/29/07)	Market	NAV
One Year	16.35%	22.50%
Three Year - average annual	-0.08%	4.31%
Five Year - average annual	14.32%	13.66%
Since Inception -average annual	-5.64%	-3.76%

% of Long-Term
Top Ten Industries	Investments
Telecommunications	9.3%
Oil & Gas	7.7%
Pharmaceuticals	7.2%
Real Estate Investment Trusts	6.7%
Health Care Products	5.5%
Semiconductors	5.4%
Internet	5.2%
Banks	3.9%
Mining	3.5%
Computers	3.2%

% of Long-Term
Top Ten Issuers	Investments
Hologic, Inc.	2.5%
Micron Technology, Inc.	2.1%
Chesapeake Energy Corp.	2.0%
Clearwire Communications, LLC / Clearwire Finance, Inc.	2.0%
Gilead Sciences, Inc.	1.8%
EMC Corp., Series B	1.6%
Nuance Communications, Inc.	1.6%
BioMarin Pharmaceutical, Inc.	1.6%
General Motors Co., Series B	1.6%
ArcelorMittal	1.4%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 9

FUND SUMMARY continued (Unaudited)	October 31, 2013

	% of Long-Term
Country Breakdown	Investments
United States	77.2%
Cayman Islands	3.6%
Luxemburg	2.5%
France	2.5%
Japan	2.4%
Jersey	1.9%
United Kingdom	1.7%
British Virgin Islands	1.2%
Singapore	1.1%
Netherlands	1.0%
South Korea	0.8%
Marshall Islands	0.6%
Mexico	0.6%
Hong Kong	0.5%
Canada	0.5%
Austria	0.4%
Australia	0.3%
Germany	0.3%
Bermuda	0.3%
United Arab Emirates	0.3%
Italy	0.2%
Bahamas	0.1%
Malaysia	0.0%	*
Subject to change daily.
* Less than 0.1%

10 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 156.4%
	Convertible Bonds – 104.4%
	Aerospace & Defense – 0.3%
699,000	L-3 Communications Holdings, Inc.(a)	BB+	3.000%	08/01/2035	11/22/13 @ 100	$801,229

	Airlines – 0.1%
189,000	United Airlines, Inc.(a)	B	4.500%	01/15/2015	N/A	351,658

	Apparel – 0.3%
EUR 200,000	Adidas AG, Series ADS (Germany)	NR	0.250%	06/14/2019	N/A	341,289
272,000	Iconix Brand Group, Inc.(a) (b)	NR	1.500%	03/15/2018	N/A	349,520
						690,809

	Auto Manufacturers – 1.2%
1,471,000	Navistar International Corp.(a) (h)	CCC–	3.000%	10/15/2014	N/A	1,517,888
835,000	Navistar International Corp.(a) (b)	CCC–	4.500%	10/15/2018	N/A	844,916
EUR 500,000	Volkswagen International Finance NV (Netherlands)(b)	BBB	5.500%	11/09/2015	N/A	793,142
						3,155,946

	Auto Parts & Equipment – 1.6%
EUR 3,343,000	Faurecia, Series EO (France)	B3	3.250%	01/01/2018	N/A	1,212,890
3,195,000	Meritor, Inc.(a) (c)	B–	4.000%	02/15/2027	02/15/19 @ 100	2,945,391
						4,158,281

	Banks – 0.2%
600,000	National Bank of Abu Dhabi PJSC, Series NBAD (United Arab Emirates)	AA–	1.000%	03/12/2018	N/A	646,815

	Biotechnology – 4.6%
2,263,000	Cubist Pharmaceuticals, Inc.(a) (b)	NR	1.125%	09/01/2018	N/A	2,452,526
2,364,000	Gilead Sciences, Inc., Series C(a)	A–	1.000%	05/01/2014	N/A	7,456,943
745,000	InterMune, Inc.(a)	NR	2.500%	12/15/2017	N/A	982,003
1,528,000	Merrimack Pharmaceuticals, Inc.(a)	NR	4.500%	07/15/2020	N/A	1,169,875
						12,061,347

	Building Materials – 0.9%
2,145,000	Cemex SAB de CV (Mexico)(a)	NR	4.875%	03/15/2015	N/A	2,488,200

	Chemicals – 0.0%***
2,840,000	ShengdaTech, Inc.(a) (b) (d) (e) (f)	NR	6.500%	12/15/2015	N/A	41,180

	Commercial Services – 0.2%
JPY 40,000,000	Park24 Co. Ltd. (Japan)(g)	NR	0.000%	04/26/2018	N/A	430,028

	Computers – 4.8%
EUR 840,000	AtoS, Series ATOS (France)	NR	1.500%	07/01/2016	N/A	732,833
EUR 3,734	Capital Gemini SA, Series CAP (France)(g)	BBB	0.000%	01/01/2019	N/A	371,479
4,415,000	EMC Corp., Series B(a)	A	1.750%	12/01/2013	N/A	6,674,950
EUR 443,500	Ingenico, Series ING (France)	NR	2.750%	01/01/2017	N/A	358,362
4,372,000	SanDisk Corp.(a) (b)	BB	0.500%	10/15/2020	N/A	4,475,835
						12,613,459

	Diversified Financial Services – 1.2%
503,000	Air Lease Corp.(a)	NR	3.875%	12/01/2018	N/A	650,128
900,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	NR	0.500%	10/23/2017	N/A	963,000
356,000	Portfolio Recovery Associates, Inc.(a) (b)	NR	3.000%	08/01/2020	N/A	418,300
HKD 1,520,000	Power Regal Group Ltd. (British Virgin Islands)	NR	2.250%	06/02/2014	N/A	284,961
805,000	Walter Investment Management Corp.(a)	NR	4.500%	11/01/2019	N/A	840,722
						3,157,111

See notes to financial statements.
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PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Electric – 0.5%
CNY 5,900,000	China Power International Development Ltd. (Hong Kong)	NR	2.250%	05/17/2016	N/A	$1,406,629

	Electrical Components & Equipment – 0.6%
JPY 130,000,000	Nidec Corp. (Japan)(g)	NR	0.000%	09/18/2015	N/A	1,482,392

	Electronics – 1.1%
2,500,000	TPK Holding Co. Ltd., Series REGS (Cayman Islands)(g)	NR	0.000%	10/01/2017	N/A	2,350,000
345,000	Vishay Intertechnology, Inc.(a) (b)	BB+	2.250%	11/15/2040	N/A	346,078
JPY 25,000,000	Yaskawa Electric Corp. (Japan)(g)	NR	0.000%	03/16/2017	N/A	332,854
						3,028,932

	Energy-Alternate Sources – 1.2%
2,851,000	SolarCity Corp.(h)	NR	2.750%	11/01/2018	N/A	3,280,432

	Engineering & Construction – 0.1%
200,000	YTL Corp. Finance Labuan Ltd. (Malaysia)	NR	1.875%	03/18/2015	N/A	218,500

	Food – 0.6%
GBP 900,000	J Sainsbury PLC (United Kingdom)	NR	4.250%	07/16/2014	N/A	1,554,387

	Gas – 1.1%
2,500,000	ENN Energy Holdings Ltd. (Cayman Islands)(g)	NR	0.000%	02/26/2018	N/A	2,959,375

	Hand & Machine Tools – 1.1%
EUR 600,000	KUKA AG, Series KU2 (Germany)	NR	2.000%	02/12/2018	N/A	947,598
JPY 160,000,000	OSG Corp. (Japan)(g)	NR	0.000%	04/04/2022	N/A	1,984,303
						2,931,901

	Health Care Products – 8.2%
4,262,000	HeartWare International, Inc.(a)	NR	3.500%	12/15/2017	N/A	4,725,492
HKD 18,000,000	Hengan International Group Co. Ltd. (Cayman Islands)(g)	NR	0.000%	06/27/2018	N/A	2,484,184
5,250,000	Hologic, Inc.(a) (c) (i)	B+	2.000%	12/15/2037	06/15/14 @ 101	5,253,308
2,921,000	Hologic, Inc., Series 2010(a) (c) (j)	B+	2.000%	12/15/2037	12/15/16 @ 100	3,435,826
1,546,000	Hologic, Inc., Series 2012(a) (c) (k)	B+	2.000%	03/01/2042	03/06/18 @ 100	1,620,401
1,495,000	Volcano Corp.(a)	NR	1.750%	12/01/2017	N/A	1,447,347
2,199,000	Wright Medical Group, Inc.(a)	NR	2.000%	08/15/2017	N/A	2,776,238
						21,742,796

	Health Care Services – 1.6%
275,000	Brookdale Senior Living, Inc.(a)	NR	2.750%	06/15/2018	N/A	334,297
2,675,000	LifePoint Hospitals, Inc.(a)	B	3.500%	05/15/2014	N/A	2,904,047
618,000	Molina Healthcare, Inc.(a) (b)	NR	1.125%	01/15/2020	N/A	632,291
275,000	WellPoint, Inc.(a) (b)	A–	2.750%	10/15/2042	N/A	358,531
						4,229,166

	Holding Companies-Diversified – 0.5%
600,000	Giant Great Ltd. (British Virgin Islands)	NR	3.000%	07/21/2016	N/A	764,400
400,000	Siem Industries, Inc., Series SUBC (Cayman Islands)	NR	1.000%	09/12/2019	N/A	426,360
						1,190,760

	Home Builders – 2.8%
2,694,000	Lennar Corp.(a) (b)	BB–	2.000%	12/01/2020	12/02/13 @ 100	3,455,055
833,000	Lennar Corp.(b)	BB–	3.250%	11/15/2021	11/20/16 @ 100	1,394,754
1,639,000	Ryland Group, Inc.(a)	BB–	1.625%	05/15/2018	N/A	2,405,233
						7,255,042

See notes to financial statements.
12 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Household Products & Housewares – 0.3%
720,000	Jarden Corp.(a) (b)	BB–	1.500%	06/15/2019	N/A	$824,400

	Insurance – 1.2%
2,228,000	Radian Group, Inc.(a)	B–	3.000%	11/15/2017	N/A	3,245,917

	Internet – 7.0%
441,000	BroadSoft, Inc.(a)	NR	1.500%	07/01/2018	N/A	479,863
3,888,000	Ctrip.com International Ltd. (Cayman Islands)(b) (h)	NR	1.250%	10/15/2018	N/A	4,055,670
2,492,000	Equinix, Inc.(a)	B+	3.000%	10/15/2014	N/A	3,627,417
3,578,000	priceline.com, Inc.(a) (h)	BBB	1.000%	03/15/2018	N/A	4,756,504
5,500,000	WebMD Health Corp.(a)	NR	2.500%	01/31/2018	N/A	5,403,750
						18,323,204

	Investment Companies – 1.6%
EUR 300,000	Aabar Investments PJSC, Series REGs (United Arab Emirates)	NR	4.000%	05/27/2016	N/A	477,796
3,700,000	Billion Express Investments Ltd. (British Virgin Islands)	NR	0.750%	10/18/2015	N/A	3,867,425
						4,345,221

	Iron & Steel – 0.2%
555,000	Allegheny Technologies, Inc.(a)	BBB–	4.250%	06/01/2014	N/A	575,466

	Lodging – 1.2%
2,583,000	MGM Resorts International(a) (h)	B+	4.250%	04/15/2015	N/A	3,170,632

	Machinery-Diversified – 0.7%
136,000	AGCO Corp.(a)	BB+	1.250%	12/15/2036	12/19/13 @ 100	195,755
JPY 39,000,000	Ebara Corp., Series 6 (Japan)(g)	NR	0.000%	03/19/2018	N/A	508,753
JPY 80,000,000	IHI Corp. (Japan)(g)	NR	0.000%	03/29/2016	N/A	1,202,936
						1,907,444

	Media – 1.5%
410,000	Liberty Interactive, LLC(a) (b)	BB	0.750%	03/30/2043	04/05/23 @ 100	492,000
1,785,000	Liberty Interactive, LLC(a) (b)	BB	1.000%	09/30/2043	10/05/16 @ 100	1,839,665
1,434,000	Liberty Media Corp.(a) (b)	NR	1.375%	10/15/2023	N/A	1,511,974
						3,843,639

	Metal Fabricate & Hardware – 0.2%
455,000	RTI International Metals, Inc.(a)	NR	1.625%	10/15/2019	N/A	490,831

	Mining – 4.4%
3,300,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	3,903,900
2,240,000	Newmont Mining Corp., Series B(a)	BBB	1.625%	07/15/2017	N/A	2,430,400
5,511,000	Royal Gold, Inc.(a)	NR	2.875%	06/15/2019	N/A	5,266,449
						11,600,749

	Miscellaneous Manufacturing – 0.8%
1,750,000	Siemens Financieringsmaatschappij NV, Series REGS (Netherlands)	A+	1.050%	08/16/2017	N/A	1,985,725

	Oil & Gas – 4.9%
4,813,000	Chesapeake Energy Corp.(a)	BB–	2.250%	12/15/2038	12/15/18 @ 100	4,557,309
4,254,000	Cobalt International Energy, Inc.(a)	NR	2.625%	12/01/2019	N/A	4,368,326
600,000	Lukoil International Finance BV (Netherlands)	BBB	2.625%	06/16/2015	N/A	671,100
1,585,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	1,867,289
300,000	Seadrill Ltd. (Bermuda)	NR	3.375%	10/27/2017	N/A	496,950
902,000	Stone Energy Corp.(a)	B–	1.750%	03/01/2017	N/A	990,509
						12,951,483

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Oil & Gas Services – 2.1%
1,620,000	Hornbeck Offshore Services, Inc.(a)	BB–	1.500%	09/01/2019	N/A	$2,056,387
EUR 2,606,500	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	3,461,463
						5,517,850

	Pharmaceuticals – 11.0%
1,599,000	Array BioPharma, Inc.(a)	NR	3.000%	06/01/2020	N/A	1,681,948
1,821,000	Auxilium Pharmaceuticals, Inc.(a)	NR	1.500%	07/15/2018	N/A	1,868,801
6,429,000	BioMarin Pharmaceutical, Inc.(a)	NR	1.500%	10/15/2020	N/A	6,629,906
692,000	Isis Pharmaceuticals, Inc.(a)	NR	2.750%	10/01/2019	N/A	1,475,690
1,814,000	Medivation, Inc.(a)	NR	2.625%	04/01/2017	N/A	2,567,944
139,000	Pacira Pharmaceuticals, Inc.(a) (b)	NR	3.250%	02/01/2019	N/A	299,719
1,939,000	Salix Pharmaceuticals Ltd.(a)	NR	1.500%	03/15/2019	N/A	2,548,573
JPY 215,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(g)	NR	0.000%	09/17/2015	N/A	3,337,529
1,905,000	Shire PLC, Series SHP (Jersey)	NR	2.750%	05/09/2014	N/A	2,604,135
2,352,000	Theravance, Inc.(a)	NR	2.125%	01/15/2023	N/A	3,558,870
2,577,000	Vivus, Inc.(a) (b)	NR	4.500%	05/01/2020	N/A	2,337,017
						28,910,132

	Real Estate – 3.1%
SGD 5,750,000	CapitaLand Ltd., Series REGS (Singapore)	NR	1.850%	06/19/2020	N/A	4,438,768
2,488,000	Forest City Enterprises, Inc.(a) (b)	BB–	3.625%	08/15/2020	08/15/18 @ 100	2,649,720
EUR 112,545	IMMOFINANZ AG (Austria)	NR	4.250%	03/08/2018	N/A	711,258
GBP 200,000	Unite Jersey Issuer Ltd., Series UTG (Jersey)	NR	2.500%	10/10/2018	N/A	330,444
						8,130,190

	Real Estate Investment Trusts – 9.2%
5,168,000	Annaly Capital Management, Inc.(a)	NR	5.000%	05/15/2015	N/A	5,261,670
EUR 500,000	BENI Stabili SpA (Italy)	NR	3.375%	01/17/2018	N/A	724,885
835,000	BioMed Realty, LP(a) (b)	NR	3.750%	01/15/2030	01/21/15 @ 100	1,005,653
4,614,000	Boston Properties, LP(a) (b)	A–	3.625%	02/15/2014	N/A	4,680,326
365,000	DDR Corp.(a)	BBB–	1.750%	11/15/2040	11/20/15 @ 100	434,350
GBP 300,000	Derwent London Capital Jersey Ltd. (Jersey)	BBB	2.750%	07/15/2016	N/A	596,692
GBP 1,100,000	Derwent London Capital No. 2 Jersey Ltd., Series DLN (Jersey)	BBB	1.125%	07/24/2019	N/A	1,792,533
GBP 300,000	Great Portland Estates Capital Jersey Ltd., Series GPOR (Jersey)	NR	1.000%	09/10/2018	N/A	498,512
333,000	Host Hotels & Resorts, LP(a) (b)	BBB–	2.500%	10/15/2029	10/20/15 @ 100	485,348
889,000	NorthStar Realty Finance, LP(a) (b)	NR	5.375%	06/15/2033	06/15/23 @ 100	915,114
372,000	Pennymac Corp.(a) (b)	NR	5.375%	05/01/2020	N/A	362,468
1,389,000	ProLogis, LP	BBB	3.250%	03/15/2015	N/A	1,631,207
1,900,000	SL Green Operating Partnership LP(a) (b)	BB+	3.000%	10/15/2017	N/A	2,421,312
3,092,000	Starwood Property Trust, Inc.(a)	BB–	4.000%	01/15/2019	N/A	3,318,103
						24,128,173

	Retail – 0.3%
308,000	Group 1 Automotive, Inc.(a) (c)	BB	2.250%	06/15/2036	06/15/16 @ 100	369,793
EUR 253,916	Rallye SA, Series COFP (France)	NR	1.000%	10/02/2020	N/A	374,213
						744,006

	Semiconductors – 7.6%
4,087,000	Advanced Micro Devices, Inc.(a)	B	6.000%	05/01/2015	N/A	4,265,806
392,000	Microchip Technology, Inc.(a)	NR	2.125%	12/15/2037	N/A	652,680

See notes to financial statements.
14 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Semiconductors (continued)
1,754,000	Micron Technology, Inc.(a)	BB–	1.875%	06/01/2014	N/A	$2,252,794
3,318,000	Micron Technology, Inc., Series A(a) (h)	NR	1.500%	08/01/2031	08/05/15 @ 100	6,252,356
224,000	Novellus Systems, Inc.(a)	BBB	2.625%	05/15/2041	N/A	374,220
436,000	ON Semiconductor Corp., Series B(a)	BB+	2.625%	12/15/2026	12/20/16 @ 100	472,788
1,900,000	Semiconductor Manufacturing International Corp., Series REGS (Cayman Islands)(g)	NR	0.000%	11/07/2018	N/A	1,942,664
2,700,000	SK Hynix, Inc. (South Korea)	NR	2.650%	05/14/2015	N/A	3,165,750
489,000	Xilinx, Inc.(a)	BBB+	2.625%	06/15/2017	N/A	779,955
						20,159,013

	Software – 4.8%
2,902,000	Allscripts Healthcare Solutions, Inc.(a) (b)	NR	1.250%	07/01/2020	N/A	3,085,189
307,000	Cornerstone OnDemand, Inc.(a) (b)	NR	1.500%	07/01/2018	N/A	350,555
2,111,000	Electronic Arts, Inc.(a)	NR	0.750%	07/15/2016	N/A	2,351,126
6,328,000	Nuance Communications, Inc.(a)	BB–	2.750%	08/15/2027	08/20/14 @ 100	6,668,130
189,000	Salesforce.com, Inc.(a) (b)	BB	0.250%	04/01/2018	N/A	206,719
						12,661,719

	Telecommunications – 7.4%
EUR 831,324	Alcatel-Lucent, Series ALU (France)	CCC+	4.250%	07/01/2018	N/A	3,667,448
2,807,000	Ciena Corp.(a)	B	0.875%	06/15/2017	N/A	2,919,280
496,000	Ciena Corp.(a) (b)	B	3.750%	10/15/2018	N/A	708,040
835,000	Ciena Corp.(a)	NR	4.000%	12/15/2020	N/A	1,214,403
7,210,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a) (b)	NR	8.250%	12/01/2040	12/01/17 @ 100	8,255,450
433,000	Ixia(a)	NR	3.000%	12/15/2015	N/A	486,042
698,000	JDS Uniphase Corp.(a) (b)	NR	0.625%	08/15/2033	08/20/18 @ 100	735,954
JPY 20,000,000	KDDI Corp. (Japan)(g)	NR	0.000%	12/14/2015	12/16/13 @ 100	378,504
697,000	Level 3 Communications, Inc.(a)	CCC+	6.500%	10/01/2016	N/A	1,159,634
						19,524,755

	Transportation – 0.1%
JPY 20,000,000	Yamato Holdings (Japan)(g)	NR	0.000%	03/07/2016	N/A	257,058

	Total Convertible Bonds – 104.4%
	(Cost $261,959,149)					275,173,982

	Corporate Bonds – 32.5%
	Aerospace & Defense – 0.2%
375,000	Kratos Defense & Security Solutions, Inc.(a)	B	10.000%	06/01/2017	06/01/14 @ 105	410,625

	Auto Manufacturers – 0.6%
750,000	Allied Specialty Vehicles, Inc.(a) (b)	B+	8.500%	11/01/2019	11/01/16 @ 104	753,750
750,000	Chrysler Group, LLC / CG Co.-Issuer, Inc.(a)	B	8.250%	06/15/2021	06/15/16 @ 104	852,187
						1,605,937

	Auto Parts & Equipment – 0.9%
675,000	Dana Holding Corp.(a)	BB	6.750%	02/15/2021	02/15/16 @ 103	737,438
570,000	Goodyear Tire & Rubber Co.(a)	B+	8.250%	08/15/2020	08/15/15 @ 104	646,950
200,000	Titan International, Inc.(a) (b)	B+	6.875%	10/01/2020	10/01/16 @ 105	206,000
750,000	TRW Automotive, Inc.(a) (b)	BBB–	4.500%	03/01/2021	N/A	768,750
						2,359,138

	Banks – 4.7%
2,786,000	Ally Financial, Inc.(a)	B+	4.625%	06/26/2015	N/A	2,914,733
800,000	Ally Financial, Inc.(a)	B+	7.500%	09/15/2020	N/A	939,000

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Banks (continued)
525,000	CIT Group, Inc.(a) (b)	BB–	5.500%	02/15/2019	N/A	$570,937
5,231,000	Emigrant Bancorp, Inc.(a) (b)	B–	6.250%	06/15/2014	N/A	5,335,620
2,666,000	Synovus Financial Corp.(a)	B+	5.125%	06/15/2017	N/A	2,732,650
						12,492,940

	Building Materials – 0.3%
650,000	Boise Cascade Co.(a)	B+	6.375%	11/01/2020	11/01/15 @ 105	682,500

	Chemicals – 1.8%
750,000	Ashland, Inc.(a)	BB	4.750%	08/15/2022	05/15/22 @ 100	723,750
750,000	Celanese US Holdings, LLC(a)	BB+	4.625%	11/15/2022	N/A	739,687
750,000	Cornerstone Chemical Co., Series AI(a)	B–	9.375%	03/15/2018	03/15/15 @ 107	787,500
375,000	Phibro Animal Health Corp.(a) (b)	B	9.250%	07/01/2018	07/01/14 @ 105	405,937
375,000	Rain CII Carbon, LLC / CII Carbon Corp.(a) (b)	BB–	8.250%	01/15/2021	01/15/16 @ 106	389,063
750,000	Rockwood Specialties Group, Inc.(a)	BB+	4.625%	10/15/2020	10/15/15 @ 103	774,375
375,000	Tronox Finance, LLC(a)	BB–	6.375%	08/15/2020	08/15/15 @ 105	384,375
675,000	Vertellus Specialties, Inc.(a) (b)	CCC+	9.375%	10/01/2015	10/01/14 @ 100	658,969
						4,863,656

	Coal – 0.2%
500,000	SunCoke Energy, Inc.(a)	B+	7.625%	08/01/2019	08/01/14 @ 106	538,750

	Commercial Services – 0.8%
575,000	ADT Corp.(a) (b)	BB–	6.250%	10/15/2021	N/A	610,937
575,000	Cenveo Corp.(a)	CCC+	8.875%	02/01/2018	02/01/14 @ 104	582,187
750,000	Prospect Medical Holdings, Inc.(a) (b)	B–	8.375%	05/01/2019	05/01/15 @ 106	809,063
						2,002,187

	Computers – 0.3%
750,000	Seagate HDD Cayman (Cayman Islands)(a) (b)	BBB–	4.750%	06/01/2023	N/A	733,125

	Diversified Financial Services – 0.5%
375,000	Denali Borrower, LLC / Denali Finance Corp.(a) (b)	BB+	5.625%	10/15/2020	10/15/16 @ 104	372,187
250,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	6.500%	08/01/2018	08/01/15 @ 103	260,000
100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	7.875%	10/01/2020	10/01/16 @ 104	107,375
475,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	6.500%	07/01/2021	01/01/17 @ 103	469,063
						1,208,625

	Electrical Components & Equipment – 0.2%
375,000	International Wire Group Holdings, Inc.(a) (b)	B	8.500%	10/15/2017	10/15/15 @ 104	400,313

	Engineering & Construction – 0.2%
648,000	MasTec, Inc.	BB–	4.875%	03/15/2023	03/15/18 @ 102	619,650

	Entertainment – 0.1%
356,000	Six Flags Entertainment Corp.(a) (b)	BB–	5.250%	01/15/2021	01/15/16 @ 104	350,660

	Environmental Control – 0.6%
750,000	Casella Waste Systems, Inc.(a)	CCC	7.750%	02/15/2019	02/15/15 @ 104	761,250
750,000	Clean Harbors, Inc.(a)	BB+	5.125%	06/01/2021	12/01/16 @ 103	764,062
						1,525,312

	Food – 0.6%
1,000,000	Land O’Lakes Capital Trust I(a) (b)	BB	7.450%	03/15/2028	N/A	985,000
550,000	Marfrig Holding Europe BV (Netherlands)(a) (b)	B	9.875%	07/24/2017	01/24/16 @ 105	552,063
						1,537,063

See notes to financial statements.
16 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Forest Products & Paper – 1.0%
800,000	Appvion, Inc.(a)	CCC+	11.250%	12/15/2015	N/A	$912,000
575,000	Catalyst Paper Corp. (Canada)(a) (l)	NR	11.000%	10/30/2017	12/15/13 @ 100	330,625
200,000	Neenah Paper, Inc.(a) (b)	BB–	5.250%	05/15/2021	05/15/16 @ 104	195,500
800,000	Sappi Papier Holding GmbH (Austria)(a) (b)	BB	6.625%	04/15/2021	04/15/16 @ 103	756,000
200,000	Tembec Industries, Inc. (Canada)(a)	CCC+	11.250%	12/15/2018	12/15/14 @ 106	219,500
175,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(a)	B+	11.750%	01/15/2019	01/15/15 @ 109	182,000
						2,595,625

	Health Care Products – 0.3%
750,000	Biomet, Inc.(a)	B–	6.500%	08/01/2020	08/01/15 @ 105	800,625

	Health Care Services – 2.2%
750,000	Fresenius Medical Care US Finance, Inc.(a) (b)	BB+	5.750%	02/15/2021	N/A	796,875
1,425,000	HCA Holdings, Inc.(a)	B–	7.750%	05/15/2021	11/15/15 @ 104	1,563,937
1,125,000	Health Net, Inc.(a)	BB	6.375%	06/01/2017	N/A	1,206,563
375,000	HealthSouth Corp.(a)	BB–	8.125%	02/15/2020	02/15/15 @ 104	414,844
750,000	IASIS Healthcare, LLC / IASIS Capital Corp.(a)	CCC+	8.375%	05/15/2019	05/15/14 @ 106	798,750
1,000,000	Tenet Healthcare Corp.(a) (b)	B+	6.000%	10/01/2020	N/A	1,059,375
						5,840,344

	Household Products & Housewares – 0.5%
1,125,000	Reynolds Group Issuer, Inc.(a)	CCC+	9.000%	04/15/2019	10/15/14 @ 105	1,209,375

	Insurance – 0.1%
200,000	Fidelity & Guaranty Life Holdings, Inc.(a) (b)	BB–	6.375%	04/01/2021	04/01/16 @ 105	209,500

	Internet – 0.4%
750,000	Equinix, Inc.(a)	BB	5.375%	04/01/2023	04/01/18 @ 103	748,125
250,000	NetFlix, Inc.(a) (b)	BB–	5.375%	02/01/2021	N/A	256,875
						1,005,000

	Iron & Steel – 0.3%
200,000	Commercial Metals Co.(a)	BB+	4.875%	05/15/2023	02/15/23 @ 100	191,000
100,000	Permian Holdings, Inc.(a) (b)	B–	10.500%	01/15/2018	07/15/15 @ 108	99,250
500,000	Steel Dynamics, Inc.(a)	BB+	6.375%	08/15/2022	08/15/17 @ 103	542,500
						832,750

	Leisure Time – 0.1%
200,000	Carlson Wagonlit BV (Netherlands)(a) (b)	B+	6.875%	06/15/2019	06/15/15 @ 105	208,000

	Lodging – 0.3%
600,000	Caesars Entertainment Operating Co., Inc.(a)	B–	8.500%	02/15/2020	02/15/16 @ 104	556,125
325,129	Inn of the Mountain Gods Resort & Casino(b)	NR	9.250%	11/30/2020	10/01/14 @ 107	310,498
8	MTR Gaming Group, Inc.	B–	11.500%	08/01/2019	08/01/15 @ 106	9
						866,632

	Media – 1.0%
625,000	CCO Holdings, LLC / CCO Holdings Capital Corp.(a)	BB–	6.500%	04/30/2021	04/30/15 @ 105	653,125
375,000	CCO Holdings, LLC / CCO Holdings Capital Corp.(a)	BB–	5.250%	09/30/2022	09/30/17 @ 103	354,375
375,000	Clear Channel Communications, Inc.(a)	CCC+	9.000%	12/15/2019	07/15/15 @ 105	382,500
188,000	Clear Channel Communications, Inc.(a)	CCC+	11.250%	03/01/2021	03/01/16 @ 108	202,805
375,000	DISH DBS Corp.(a)	BB–	5.125%	05/01/2020	N/A	381,562
750,000	Starz, LLC / Starz Finance Corp.(a)	BB	5.000%	09/15/2019	09/15/15 @ 103	761,250
						2,735,617

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Mining – 1.1%
750,000	American Gilsonite Co.(a) (b)	B–	11.500%	09/01/2017	09/01/14 @ 109	$781,875
125,000	Barminco Finance Pty Ltd. (Australia)(a) (b)	B–	9.000%	06/01/2018	N/A	118,750
565,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (b)	B+	8.250%	11/01/2019	11/01/15 @ 104	629,975
725,000	FQM Akubra, Inc. (Canada)(a) (b)	B+	8.750%	06/01/2020	06/01/16 @ 104	804,750
750,000	St Barbara Ltd. (Australia)(a) (b)	B	8.875%	04/15/2018	10/15/15 @ 107	637,500
						2,972,850

	Miscellaneous Manufacturing – 0.8%
575,000	Dispensing Dynamics International(a) (b)	B–	12.500%	01/01/2018	01/01/16 @ 106	612,375
750,000	LSB Industries, Inc.(a) (b)	B+	7.750%	08/01/2019	08/01/16 @ 104	800,625
675,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. (Luxembourg)(a) (b)	B	8.750%	02/01/2019	08/01/15 @ 104	676,688
						2,089,688

	Oil & Gas – 4.9%
1,108,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(a)	B	9.625%	10/15/2018	10/15/14 @ 105	1,185,560
650,000	Bill Barrett Corp.(a)	B	7.625%	10/01/2019	10/01/15 @ 104	689,000
500,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(a)	B–	7.875%	04/15/2022	01/15/17 @ 104	507,500
1,150,000	Chesapeake Oilfield Operating, LLC / Chesapeake Oilfield Finance, Inc.	BB–	6.625%	11/15/2019	11/15/15 @ 103	1,210,375
750,000	Clayton Williams Energy, Inc.(a) (b)	B3	7.750%	04/01/2019	04/01/15 @ 104	770,625
625,000	Drill Rigs Holdings, Inc. (Marshall Islands)(a) (b)	B	6.500%	10/01/2017	10/01/15 @ 103	660,937
125,000	EP Energy, LLC / EP Energy Finance, Inc.(a)	B	9.375%	05/01/2020	05/01/16 @ 105	145,000
200,000	Halcon Resources Corp.(a)	CCC+	9.750%	07/15/2020	07/15/16 @ 105	218,500
200,000	Lightstream Resources Ltd. (Canada)(a) (b)	B–	8.625%	02/01/2020	02/01/16 @ 104	201,500
225,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC(a)	B–	9.250%	06/01/2021	06/01/16 @ 107	232,875
575,000	Oasis Petroleum, Inc.(a) (b)	B	6.875%	03/15/2022	09/15/17 @ 103	623,875
225,000	Parker Drilling Co.(a)	B+	9.125%	04/01/2018	04/01/14 @ 105	241,875
750,000	PBF Holding Co., LLC / PBF Finance Corp.(a)	BB+	8.250%	02/15/2020	02/15/16 @ 104	787,500
911,000	Plains Exploration & Production Co.(a)	BBB	6.125%	06/15/2019	06/15/16 @ 103	996,446
375,000	Plains Exploration & Production Co.(a)	BBB	6.750%	02/01/2022	02/01/17 @ 103	412,670
750,000	QEP Resources, Inc.(a)	BB+	5.250%	05/01/2023	02/01/23 @ 100	725,625
870,000	Range Resources Corp.(a)	BB	5.000%	08/15/2022	02/15/17 @ 103	873,263
1,000,000	Samson Investment Co.(a) (b)	CCC+	10.250%	02/15/2020	02/15/16 @ 105	1,085,000
300,000	SandRidge Energy, Inc.(a)	B–	8.125%	10/15/2022	04/15/17 @ 104	321,000
375,000	Talos Production, LLC / Talos Production Finance, Inc.(a) (b)	CCC+	9.750%	02/15/2018	02/15/15 @ 105	380,625
750,000	Tesoro Corp.(a)	BB+	5.375%	10/01/2022	10/01/17 @ 103	746,250
						13,016,001

	Oil & Gas Services – 0.1%
350,000	Forbes Energy Services Ltd. (h)	B	9.000%	06/15/2019	06/15/15 @ 105	355,250

	Pharmaceuticals – 0.3%
750,000	Valeant Pharmaceuticals International(a) (b)	B	6.375%	10/15/2020	10/15/16 @ 103	804,375

	Pipelines – 0.8%
750,000	Eagle Rock Energy Partners, LP(a)	B	8.375%	06/01/2019	06/01/15 @ 104	774,375
200,000	Genesis Energy, LP / Genesis Energy Finance Corp.(a)	B	5.750%	02/15/2021	02/15/17 @ 103	204,000
750,000	Regency Energy Partners, LP / Regency Energy Finance Corp.(a)	BB	5.750%	09/01/2020	06/01/20 @ 100	778,125
250,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.(a)	BB–	5.875%	10/01/2020	10/01/16 @ 103	256,875
						2,013,375

	Real Estate – 0.2%
500,000	Kennedy-Wilson, Inc.(a)	BB–	8.750%	04/01/2019	04/01/15 @ 104	552,500

See notes to financial statements.
18 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Real Estate Investment Trusts – 0.5%
663,000	Corrections Corp. of America(a)	BB+	4.625%	05/01/2023	02/01/23 @ 100	$638,138
300,000	DuPont Fabros Technology, LP(a) (b)	BB	5.875%	09/15/2021	09/15/16 @ 104	309,000
360,000	OMEGA Healthcare Investors, Inc.(a)	BBB–	5.875%	03/15/2024	03/15/17 @ 103	370,800
						1,317,938

	Retail – 0.4%
500,000	Fiesta Restaurant Group, Inc.(a)	B	8.875%	08/15/2016	02/15/14 @ 104	533,125
60,000	Hot Topic, Inc.(a) (b)	B	9.250%	06/15/2021	06/15/16 @ 107	63,150
500,000	Jo-Ann Stores, Inc.(a) (b)	CCC+	8.125%	03/15/2019	03/15/14 @ 104	517,500
						1,113,775

	Software – 0.2%
625,000	Activision Blizzard, Inc.(a) (b)	BB+	6.125%	09/15/2023	09/15/18 @ 103	654,687

	Telecommunications – 4.1%
4,188,000	Alcatel-Lucent USA, Inc.(a)	CCC+	6.450%	03/15/2029	N/A	3,706,380
750,000	Cincinnati Bell, Inc.(a)	CCC+	8.750%	03/15/2018	03/15/14 @ 104	798,750
825,000	EarthLink, Inc.(a)	B+	7.375%	06/01/2020	06/01/16 @ 106	822,937
375,000	Intelsat Luxembourg SA (Luxembourg)(a) (b)	CCC+	7.750%	06/01/2021	06/01/17 @ 104	397,031
750,000	Level 3 Communications, Inc.(a)	CCC+	11.875%	02/01/2019	02/01/15 @ 106	873,750
1,500,000	Sprint Corp.(a) (b)	BB–	7.875%	09/15/2023	N/A	1,631,250
350,000	Telesat Canada / Telesat, LLC (Canada)(a) (b)	B–	6.000%	05/15/2017	05/15/14 @ 103	367,063
1,125,000	T-Mobile USA, Inc.(a)	BB	6.633%	04/28/2021	04/28/17 @ 103	1,193,906
1,000,000	Windstream Corp.(a)	B	7.500%	06/01/2022	06/01/17 @ 104	1,052,500
						10,843,567

	Transportation – 0.9%
120,000	Gulfmark Offshore, Inc.(a)	BB–	6.375%	03/15/2022	03/15/17 @ 103	121,500
435,000	Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
	(Marshall Islands)(b)	B	8.125%	11/15/2021	11/01/16 @ 106	441,525
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Islands)(a)	B+	8.125%	02/15/2019	02/15/15 @ 104	382,500
550,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc.
	(Marshall Islands)(a)	BB–	8.875%	11/01/2017	11/01/14 @ 102	578,188
550,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc.
	(Marshall Islands)(a)	B+	9.250%	04/15/2019	04/15/14 @ 107	598,125
250,000	Ultrapetrol Bahamas Ltd. (Bahamas)(a) (b)	B–	8.875%	06/15/2021	06/15/16 @ 107	268,750
						2,390,588

	Total Corporate Bonds – 32.5%
	(Cost $83,292,536)					85,758,543

	Term Loans – 0.9%(m)
368,719	Caraustar Industries, Inc.	B+	7.500%	05/01/2019	N/A	376,400
375,000	Intrawest ULC	CCC	10.750%	12/04/2018	N/A	391,875
746,250	Sorenson Communication, Inc.	B–	9.500%	10/31/2014	N/A	757,444
750,000	Sprint Industrial Holdings LLC	CCC+	11.250%	05/14/2019	N/A	757,500
	(Cost $2,216,357)					2,283,219

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Convertible Preferred Stocks – 9.1%
	Aerospace & Defense – 0.2%
8,542	United Technologies Corp.(a)	BBB+	7.500%	08/01/2015	$540,538

	Auto Manufacturers – 2.5%
126,237	General Motors Co., Series B(a)	BB–	4.750%	12/01/2013	6,478,483

	Diversified Financial Services – 0.5%
19,904	AMG Capital Trust II(a)	BB+	5.150%	10/15/2037	1,202,948

	Electric – 0.1%
7,100	NextEra Energy, Inc.(a)	NR	5.799%	09/01/2016	361,035

	Hand & Machine Tools – 0.1%
2,205	Stanley Black & Decker, Inc.(a)	Baa3	4.750%	11/17/2015	281,578

	Insurance – 0.7%
15,000	Maiden Holdings Ltd., Series B (Bermuda)	NR	7.250%	09/15/2016	701,850
42,599	MetLife, Inc.(a)	BBB–	5.000%	03/26/2014	1,223,869
					1,925,719

	Iron & Steel – 2.1%
230,873	ArcelorMittal, Series MTUS (Luxembourg)(a) (h)	B+	6.000%	01/15/2016	5,591,467

	Oil & Gas – 1.5%
3,269	Chesapeake Energy Corp.(a) (b) (n)	B–	5.750%	–	3,868,453

	Real Estate Investment Trusts – 0.2%
14,027	Alexandria Real Estate Equities, Inc., Series D(a) (n)	NR	7.000%	–	357,688
4,935	Health Care REIT, Inc., Series I(a) (n)	BB+	6.500%	–	290,968
					648,656

	Savings & Loans – 0.0%***
2,220	New York Community Capital Trust V	BB	6.000%	11/01/2051	108,847

	Telecommunications – 1.2%
30,300	Crown Castle International Corp., Series A(a)	NR	4.500%	11/01/2016	3,101,205

	Total Convertible Preferred Stocks – 9.1%
	(Cost $23,708,392)				24,108,929

	Common Stocks – 9.3%
	Airlines – 0.7%
69,500	Delta Air Lines, Inc.(h)				1,833,410

	Auto Parts & Equipment – 0.6%
33,300	Johnson Controls, Inc.(h)				1,536,795

	Banks – 1.1%
56,000	JPMorgan Chase & Co.(h)				2,886,240

	Health Care Services – 0.3%
30,253	Brookdale Senior Living, Inc.(a) (h) (o)				819,251

	Insurance – 0.4%
21,000	American International Group, Inc.(h)				1,084,650

	Internet – 0.9%
69,600	Yahoo!, Inc.(h) (o)				2,291,928

	Media – 0.5%
27,774	DISH Network Corp., Class A(a) (o)				1,338,707

	Oil & Gas – 0.7%
41,770	BP PLC, ADR (United Kingdom)(a)				1,942,305

	Oil & Gas Services – 0.2%
11,755	Hornbeck Offshore Services, Inc.(a) (o)				649,699

See notes to financial statements.
20 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Number
of Shares	Description	Value
	Pharmaceuticals – 0.1%
27,898	MannKind Corp.(o)	$136,421

	Real Estate Investment Trusts – 0.6%
41,662	ProLogis, Inc.	1,664,397

	Retail – 0.6%
19,500	Tiffany & Co.(h)	1,543,815

	Semiconductors – 0.8%
83,600	Intel Corp.(h)	2,042,348

	Telecommunications – 1.8%
104,665	Ixia(o)	1,484,150
90,706	Vodafone Group PLC, ADR (United Kingdom)(a)	3,339,795
		4,823,945

	Total Common Stocks – 9.3%
	(Cost $23,423,526)	24,593,911

	Warrants – 0.2%
207,331	MannKind Corp.(a) (o), expiring 02/08/16	397,868
	(Cost $127,499)

	Total Long-Term Investments – 156.4%
	(Cost $394,727,459)	412,316,452

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased (o)	Date	Price	Value
	Put Options Purchased – 0.1%
250	Ctrip.com International Ltd.	November 2013	$50.00	$43,750
195	Ctrip.com International Ltd.	March 2014	46.00	74,100
98	SolarCity Corp.	January 2014	35.00	9,898
153	SolarCity Corp.	January 2014	40.00	34,884
556	SPDR S&P 500 ETF Trust	November 2013	171.00	21,684
1,668	SPDR S&P 500 ETF Trust	November 2013	173.00	5,004
696	SPDR S&P 500 ETF Trust	November 2013	174.00	3,480
	(Cost $327,657)			192,800

Number
of Shares	Description			Value
	Money Market – 6.4%
16,862,109	Goldman Sachs Financial Prime Obligations – Adminstration Shares Class (p)			$16,862,109
	(Cost $16,862,109)

	Total Investments – 162.9%
	(Cost $411,917,225)			429,371,361
	Other Assets in excess of Liabilities – 2.2%			5,680,260
	Total Value of Options Written – (0.6%) (Premiums received $1,149,374)			(1,483,517)
	Reverse Repurchase Agreements – (26.6% of Net Assets or 16.3% of Total Investments)			(70,000,000)
	Margin Loan – (37.9% of Net Assets or 23.3% of Total Investments)			(100,000,000)
	Net Assets – 100.0%			$263,568,104

ADR – American Depositary Receipt

AG – Stock Corporation

BV – Limited Liability Company

CNY – Chinese Yuan

EUR – Euro

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

GBP – British Pound

GmbH – Limited Liability

HKD – Hong Kong Dollars

JPY – Japanese Yen

LLC – Limited Liability Company

LP – Limited Partnership

N/A – Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

PJSC – Private Joint Stock Company

Pty – Proprietary

SA – Corporation

S&P – Standard & Poor’s

SAB de CV – Publicly Traded Company

SCA – Limited Partnership

SGD – Singapore Dollars

SpA – Limited Share Company

ULC – Unlimited Liability Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

***	Less than 0.1%.

All percentages shown in the Portfolio of Investments are based on Net Assets, unless otherwise noted.

~	The principal amount is denominated in U.S. Dollars, unless otherwise noted.

(a)
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2013, the total amount segregated was $294,205,796.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013 these securities amounted to $88,686,552, which represents 33.6% of net assets.

(c)	Security is a “step-coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(d)	Non-income producing as security is in default.

(e)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $41,180 which represents less than 0.01% of net assets.

(f)	Illiquid security.

(g)	Zero coupon bond.

(h)	All or a portion of this security is segregated as collateral (or a potential collateral for future transactions) for written options.

(i)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(j)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.

(k)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

(l)
The issuer of this security may elect on May 1 or November 1 of each year to pay the 11.000% coupon entirely in cash, or accrue interest at a rate of 13.000% per annum and make interest payments as follows: (1) 7.5% in cash and (2) 5.5% payment-in-kind shares issued out of the restructuring. During the year, the issuer has elected to pay the 11.000% coupon entirely in cash.

(m)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. The rate presented is as of period end. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(n)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of October 31, 2013.

(o)	Non-income producing security.

(p)	All or a portion of these securities have been physically set aside as collateral for forward exchange currency contracts. As of October 31, 2013, the total amount segregated was $16,862,109.

See notes to financial statements.
22 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2013

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (a)	Month	Price	Value
	Call Options Written
210	American International Group, Inc.	May 2014	$55.00	$(49,140)
391	Ctrip.com International Ltd.	March 2014	65.00	(140,760)
695	Delta Air Lines, Inc.	March 2014	28.00	(117,455)
836	Intel Corp.	April 2014	26.00	(52,668)
333	Johnson Controls, Inc.	April 2014	47.00	(82,584)
560	JPMorgan Chase & Co.	March 2014	57.50	(35,280)
24	priceline.com, Inc.	April 2014	1,000.00	(307,200)
405	SolarCity Corp.	January 2015	60.00	(546,750)
56	SolarCity Corp.	January 2015	65.00	(62,720)
195	Tiffany & Co.	January 2014	85.00	(27,690)
557	Yahoo!, Inc.	January 2014	36.00	(61,270)
	Total Value of Call Options Written
	(Premiums Received $1,149,374)			$(1,483,517)

(a)	Non-income producing security.

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 23

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2013

Assets
Investments in securities, at value (cost $411,917,225)	$429,371,361
Securities sold receivable	9,612,987
Interest receivable	3,277,837
Cash and cash equivalents	1,136,718
Dividends receivable	57,618
Unrealized appreciation on forward exchange currency contracts	15,304
Tax claim receivable	9,279
Other assets	31,091
Total assets	443,512,195
Liabilities
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Payable for securities purchased	7,375,715
Options written, at value (premiums received of $1,149,374)	1,483,517
Unrealized depreciation on forward exchange currency contracts	434,396
Investment management fee payable	219,929
Investment advisory fee payable	146,620
Administration fee payable	8,567
Interest due on borrowings	8,002
Trustees fees payable	2,352
Accrued expenses and other liabilities	264,993
Total liabilities	179,944,091
Net Assets	$263,568,104
Composition of Net Assets
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	544,300,933
Net unrealized appreciation on investments, written options, unfunded commitments and foreign currency translations	16,703,093
Accumulated net realized loss on investments, written options, swaps, futures contracts, unfunded commitments and foreign currency transactions	(296,343,044)
Distributions in excess of net investment income	(1,125,119)
Net Assets	$263,568,104
Net Asset Value (based on 32,240,720 shares outstanding)	$8.18

See notes to financial statements.
24 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended October 31, 2013	October 31, 2013

Investment Income
Interest	$14,860,889
Dividends (net of foreign withholding taxes of $5,441)	1,523,673
Total income		$16,384,562
Expenses
Interest expense	2,544,840
Investment management fee	2,518,476
Investment advisory fee	1,678,984
Professional fees	241,591
Trustees’ fees and expenses	150,866
Fund accounting	131,536
Administration fee	98,949
Printing	72,131
Insurance	59,732
Custodian	59,664
Auction agent fee - preferred shares	42,955
NYSE listing fee	28,485
Transfer agent	20,224
Rating agency fee	9,600
Miscellaneous	37,856
Total expenses		7,695,889
Net investment income		8,688,673
Realized and Unrealized Gain on Investments, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		27,110,091
Written Options		(831,680)
Foreign currency transactions		(776,996)
Change in net unrealized appreciation (depreciation) on:
Investments		15,426,043
Written Options		(347,066)
Foreign currency translations		(437,185)
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency Transactions		40,143,207
Distributions to Preferred Shareholders from net investment income		(286,317)
Net Increase in Net Assets Resulting from Operations		$48,545,563

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 25

STATEMENTS OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	October 31, 2013

	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Change in Net Assets from Operations
Net investment income	$8,688,673	$12,800,165
Net realized gain (loss) on investments, written options, swaps, futures contracts and foreign currency transactions	25,501,415	(5,704,945)
Net change in unrealized appreciation on investments, swaps, written options, unfunded commitments and foreign currency translations	14,641,792	8,284,529
Distributions to Preferred Shareholders from:
Net investment income	(286,317)	(2,492,501)
Net increase in net assets applicable to common shareholders resulting from operations	48,545,563	12,887,248
Distributions to Common Shareholders:
From and in excess of net investment income	(18,183,766)	(11,581,644)
Return of capital	—	(8,478,532)
Total dividends and distributions to common shareholders	(18,183,766)	(20,060,176)
Capital Share Transactions:
Net increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 7)	1,694,000	—
Total increase (decrease) in net assets applicable to common shareholders	32,055,797	(7,172,928)
Net Assets
Beginning of period	231,512,307	238,685,235
End of period (including distributions in excess of net investment income of ($1,125,119) and ($681,141), respectively)	$263,568,104	$231,512,307

See notes to financial statements.
26 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended October 31, 2013	October 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$48,545,563
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(15,426,043)
Net change unrealized depreciation on written options	347,066
Net change in unrealized depreciation on foreign currency translations	437,185
Net realized gain on investments	(27,110,091)
Purchase of long-term investments	(959,490,205)
Proceeds from sale of long-term investments	968,209,638
Net proceeds (purchases) from sale of short-term investments	730,613
Net amortization/accretion of premium/discount	(85,519)
Net increase in premiums received on written options	733,445
Increase in securities sold receivable	(2,061,717)
Decrease in interest receivable	698,167
Decrease in dividends receivable	113,314
Decrease in tax reclaims receivable	4,676
Increase in other assets	(1,764)
Increase in interest due on borrowings	8,002
Increase in payable for securities purchased	2,126,196
Increase in investment management fee payable	14,038
Increase in investment advisory fee payable	9,359
Increase in administrative fee payable	471
Decrease in trustee fee payable	(4,553)
Decrease in accrued expenses and other liabilities	(138,271)
Decrease in due to custodian payable	(6,155)
Net Cash Provided by Operating and Investing Activities	17,653,415
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(18,183,766)
Decrease in dividends payable - preferred shares	(26,949)
Redemption of auction preferred shares	(168,306,000)
Reverse repurchase agreements	70,000,000
Margin loan	100,000,000
Net Cash Used by Financing Activities	(16,516,715)
Net increase in cash	1,136,700
Cash at Beginning of Period	18
Cash at End of Period	$1,136,718
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,536,838
Supplemental Disclosure of Non Cash Financing Activity: Increase resulting from tender and repurchase of Auction Market Preferred Shares	$1,694,000

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 27

FINANCIAL HIGHLIGHTS	October 31, 2013

Per share operating performance for a share of common stock outstanding throughout the period	For the Year ended October 31, 2013		For the Year ended October 31, 2012		For the Year ended October 31, 2011	For the Year ended October 31, 2010	For the Year ended October 31, 2009
Net asset value, beginning of period	$7.18		$7.40		$9.25	$8.37	$6.81
Income from investment operations
Net investment income (a)	0.27		0.40		0.44	0.55	0.58
Net realized and unrealized gain(loss) on investments, options, swaps, futures contracts, unfunded commitments and foreign currency transactions	1.25		0.08		(1.41)	1.21	1.90
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.01)		(0.08)		(0.08)	(0.08)	(0.09)
Total from investment operations	1.51		0.40		(1.05)	1.68	2.39
Distributions to common shareholders
From and in excess of net investment income	(0.56)		(0.36)		(0.35)	(0.80)	(0.54)
Return of capital	—		(0.26)		(0.45)	—	(0.29)
Total distributions to common shareholders	(0.56)		(0.62)		(0.80)	(0.80)	(0.83)
Increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 7)	0.05		—		—	—	—
Net asset value, end of period	$8.18		$7.18		$7.40	$9.25	$8.37
Market value, end of period	$7.15		$6.66		$6.87	$9.36	$7.33
Total investment return (b)
Net asset value	22.50	%(g)	5.80%		-12.43%	20.87%	38.26%
Market value	16.35%		6.42%		-19.43%	39.98%	39.85%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$263,568		$231,512		$238,685	$297,056	$266,589
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	N/A		$170,000		$170,000	$170,000	$170,000
Preferred shares asset coverage per share (c)	N/A		$59,046		$60,101	$68,685	$64,204
Ratios to Average Net Assets applicable to Common Shares:
Operating Expense	2.07	%(e)	2.35	%(e)	1.99%	1.99%	2.34%
Interest Expense(f)	1.02%		N/A		N/A	N/A	N/A
Total Expense	3.09	%(e)	2.35	%(e)	1.99%	1.99%	2.34%
Net Investment Income, prior to effect of dividends to preferred shares, including interest expense	3.48%		5.54%		4.92%	6.19%	8.29%
Net Investment Income, after effect of dividends to preferred shares, including interest expense	3.37%		4.46%		4.04%	5.27%	7.02%
Portfolio turnover rate	239%		219%		125%	125%	166%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$170,000		N/A		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,550		N/A		N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.02% and 0.09%, respectively, for the years ended October 31, 2013 and 2012.

(f)	Interest expense ratio relates to interest associated with borrowings and reverse repurchase agreements.

(g)
Included in the total investment return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

N/A - Not Applicable

See notes to financial statements.
28 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2013

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2013:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$—	$275,133	$41	$275,174
Corporate Bonds	—	85,759	—	85,759
Term Loans	—	2,283	—	2,283
Convertible Preferred Stocks	24,109	—	—	24,109
Common Stocks	24,594	—	—	24,594
Warrants	—	397	—	397
Put Options Purchased	193	—	—	193
Money Market Fund	16,862	—	—	16,862
Forward Exchange
Currency Contracts	—	15	—	15
Total	$65,758	$363,587	$41	$429,386
Liabilities:
Call Options Written	$1,484	—	—	$1,484
Forward Exchange
Currency Contracts	—	434	—	434
Total	$1,484	$434	$—	$1,918

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels during the year ended October 31, 2013.

The following table presents the activity of the Fund’s investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the year ended October 31, 2013.

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/12	$60
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	(19	)*
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 10/31/13	$41

* Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of October 31, 2013.

The following table summarizes valuation techniques and inputs used in determining the fair value of holdings categorized as Level 3 at October 31, 2013:

Investments,	Value as of	Valuation	Unobservable
at Value	October 31, 2013	Technique	Inputs
Convertible Bond	$41,180	Last Available	Discount on Last
		Transaction	Transaction Price

30 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount on Last
Transaction Price	Increases	Decreases

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

At October 31, 2013, there was no restricted cash outstanding.

(e) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(g) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(i) Futures Contracts
The Fund may enter into futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

There were no futures contracts outstanding at October 31, 2013.

(j) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

At October 31, 2013, there were no swap agreements outstanding.

(k) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity.

32 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.

(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(n) Distributions to Shareholders
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(o) Recent Accounting Pronouncements
In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset and disclose instruments and transactions subject to an agreement similar to a master netting agreement. The ASU is effective for interim and annual periods beginning on or after January 1, 2013. The Investment Adviser is currently evaluating the impact, if any, of applying this provision.

Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC ( “GFIA”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Prior to June 20, 2013, under a separate Fund Administration Agreement, the Investment Adviser provided Fund Administration services to the Fund. The Investment Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective June 20, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change.

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2013, the adjustments were to decrease paid-in capital in excess of par by $9,019,631, increase distributions in excess of net investment income by $9,337,432 and increase accumulated net realized loss by $317,801 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

At October 31, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, unfunded loan commitments, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$413,425,646	$26,817,961	$(10,872,246)	$15,945,715	$(408,827)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2013, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$—	$(294,803,552)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales and straddles.

At October 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward of $294,803,552 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $137,071,454 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,393,946 expires on October 31, 2019. For the year ended October 31, 2013, the Fund utilized $26,097,449 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

For the years ended October 31, 2013 and October 31, 2012, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, of $18,470,083 and $14,074,145 was ordinary income and $0 and $8,478,532 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last

34 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended October 31, 2013, purchases and sales of investments, other than written options and short-term securities, were $959,490,205 and $968,209,638, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2013.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,312	$415,929
Options written during the period	61,048	7,774,871
Options expired during the period	(5,407)	(361,486)
Options closed during the period	(52,691)	(6,679,940)
Options assigned during the period	—	—
Options outstanding, end of period	4,262	$1,149,374

(b) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2013, the following forward exchange currency contracts were outstanding:

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

						Net Unrealized
					Value at	Appreciation/
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/30/13	Depreciation
EUR	5,142,000
for USD	6,872,154	The Bank of New York Mellon	12/19/2013	$6,872,154	$6,991,116	$(118,962)
EUR	256,000
for USD	345,837	The Bank of New York Mellon	12/19/2013	345,837	348,060	(2,223)
EUR	105,000
for USD	141,833	The Bank of New York Mellon	12/19/2013	141,833	142,759	(926)
EUR	239,000
for USD	322,553	The Bank of New York Mellon	12/19/2013	322,553	324,947	(2,394)
EUR	332,000
for USD	448,701	The Bank of New York Mellon	12/19/2013	448,701	451,391	(2,690)
EUR	653,000
for USD	892,140	The Bank of New York Mellon	12/19/2013	892,140	887,825	4,315
EUR	2,156,000
for USD	2,881,440	The Bank of New York Mellon	12/19/2013	2,881,440	2,931,320	(49,880)
EUR	1,720,000
for USD	2,329,331	The Bank of New York Mellon	12/19/2013	2,329,331	2,338,530	(9,199)
EUR	848,000
for USD	1,159,465	The Bank of New York Mellon	12/19/2013	1,159,465	1,152,950	6,515
GBP	941,000
for USD	1,495,630	The Bank of New York Mellon	12/19/2013	1,495,630	1,511,237	(15,607)
GBP	208,000
for USD	333,624	The Bank of New York Mellon	12/19/2013	333,624	334,046	(422)
GBP	2,098,000
for USD	3,334,572	The Bank of New York Mellon	12/19/2013	3,334,572	3,369,368	(34,796)
HKD	10,600,000
for USD	1,367,125	The Bank of New York Mellon	11/4/2013	1,367,125	1,367,204	(79)
HKD	4,245,000
for USD	547,494	The Bank of New York Mellon	11/4/2013	547,494	547,526	(32)
JPY	492,000,000
for USD	4,964,356	The Bank of New York Mellon	12/19/2013	4,964,356	5,016,454	(52,098)
JPY	451,000,000
for USD	4,550,660	The Bank of New York Mellon	12/19/2013	4,550,660	4,598,416	(47,756)
JPY	142,000,000
for USD	1,446,100	The Bank of New York Mellon	12/19/2013	1,446,100	1,447,838	(1,738)
SGD	954,000
for USD	757,110	The Bank of New York Mellon	12/19/2013	757,110	769,158	(12,048)
SGD	5,434,000
for USD	4,312,510	The Bank of New York Mellon	12/19/2013	4,312,510	4,381,137	(68,627)
						$(408,647)

36 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

						Net Unrealized
					Value at	Appreciation/
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	10/30/13	Depreciation
EUR	327,000
for USD	451,057	The Bank of New York Mellon	12/19/2013	$451,057	$444,593	$ (6,464)
GBP	278,000
for USD	446,224	The Bank of New York Mellon	12/19/2013	446,224	446,465	241
JPY	45,000,000
for USD	463,752	The Bank of New York Mellon	12/19/2013	463,752	458,822	(4,930)
JPY	34,000,000
for USD	346,344	The Bank of New York Mellon	12/19/2013	346,344	346,666	322
JPY	43,000,000
for USD	441,955	The Bank of New York Mellon	12/19/2013	441,955	438,430	(3,525)
SGD	954,000
for USD	765,247	The Bank of New York Mellon	12/19/2013	765,247	769,158	3,911
						(10,445)
		Total unrealized depreciation for forward exchange currency contracts				$(419,092)

(c) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a predetermined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian. With respect to those amounts of the collateral posted, which can be sold or repledged, those amounts are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. At October 31, 2013, there was no restricted cash outstanding. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At October 31, 2013, there were no swap agreements outstanding.

(d) Futures Contracts
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with either the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio.

At October 31, 2013, there were no futures contracts outstanding.

(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2013.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward exchange currency contracts	$15	Unrealized depreciation on forward exchange currency contracts	$434
Equity risk	Investments in securities (options purchased)	193	Options Written	1,484
Total		$208		$1,918

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2013.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Foreign Currency Transactions	Total
Equity risk	$(2,984)	$—	$(2,984)
Foreign exchange risk	—	(790)	(790)
Total	$(2,984)	$(790)	$(3,774)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Foreign Currency Translations	Total
Equity risk	$(121)	$—	$(121)
Forward exchange risk	—	(440)	(440)
Total	$(121)	$(440)	$(561)

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$739,067
Average Settlement Value Sold	$1,199,396
Ending Settlement Value Purchased	$2,914,579
Ending Settlement Value Sold	$38,502,635

As of October 31, 2013, the Fund has a net liability position of $1,709,809 on derivative contracts and collateral posted is $50,301,883.

Note 7 – Capital:

Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2013, or the year ended October 31, 2012.

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the period from November 1, 2012 to redemption date, the annualized dividend rates ranged from:

	High	Low
Series T7	1.44%	1.41%
Series W7	1.44%	0.14%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.

38 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of
		Number of	AMPS Outstanding
Series	CUSIP	AMPS Tendered	after Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund has redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of	Amount
Series	CUSIP	AMPS Redeemed	Redeemed	Redemption Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 8 – Borrowings:
On November 9, 2012, the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the Margin Loan Agreement and $100,000,000 was outstanding in connection with the Margin Loan Agreement for the remainder of the year. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $70,000,000 was outstanding in connection with the reverse repurchase agreement for the remainder of the year. The interest rate on the reverse repurchase agreement is 1.63%.

As of October 31, 2013, the Fund has collateral of $294,205,796 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
Subsequent to October 31, 2013, the Fund declared on November 1, 2013, a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on November 29, 2013 to shareholders of record on November 15, 2013.

On December 2, 2013, the Fund declared a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on December 31, 2013 to shareholders of record on December 13, 2013.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2013

To the Board of Trustees and Shareholders
Advent Claymore Convertible Securities and Income Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) at October 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2013

40 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)

Federal Income Tax Information
Qualified dividend income of as much as $879,346 was received by the Fund through October 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $830,441 of investment income (dividend income plus short-term gains, if any) qualified dividends-received deduction.

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Results of Shareholders Vote
The Annual Meeting of Shareholders of the Fund was held on October 16, 2013. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class I Trustees by common shareholders of the Fund:

		# of shares
Common Shareholders	In Favor	Against	Withheld
Randall C. Barnes	28,078,180	637,539	484,332
Derek Medina	28,080,940	627,908	491,203
Gerald L. Seizert	28,032,279	678,322	489,450

The other Trustees of the Fund whose terms did not expire in 2013 are Daniel Black, Tracy V. Maitland, Robert A. Nyberg and Michael A. Smart.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address,			Number of
Year of Birth			Funds in
and Position(s)	Term of Office*		Fund Complex**
Held with	and Length	Principal Occupations During the Past Five	Overseen	Other Directorships
Registrant	of Time Served	Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel L. Black+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3
Director, Bendon Publishing International (2012-present). Director of Antenna International, Inc. (2010-present). Director of Bonded Services, Ltd. (2011- present). Director of Penn Foster Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	52	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present), Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute. (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None.
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Prosper Long Short (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Director, Beaumont Hospital (2012-present).

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 41

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2013

Name, Address,			Number of
Year of Birth			Funds in
and Position(s)	Term of Office*		Fund Complex**
Held with	and Length	Principal Occupations During the Past Five	Overseen	Other Directorships
Registrant	of Time Served	Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, Cordova, Smart and Williams, LLC (2003-present). Former, Principal Advisor, First Atlantic Capital Ltd. (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors, Berkshire Blanket, Inc. (2006- present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Vice Chairman, Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present).

Interested Trustee:
Tracy V. Maitland+† Year of birth: 1960 Trustee, Chairman, President and Chief Executive Officer	Since 2007	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

*	Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:

	-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

	-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Principal Officers
The Principal Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Secretary and Chief Compliance Officer	Since 2012
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Secretary Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Douglas Teresko Year of birth: 1971 Vice President and Assistant Secretary	Since 2013
Managing Director and Co-Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital (2001-2003), Portfolio Manager of Citadel Investment Group (1999-2001).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

42 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 30170 College Station, TX 77842-3170 Attention Shareholder Services Department, Phone Number: (866)488-3559.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 43

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT
ADVISORY AND INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)	October 31, 2013

ADVENT/CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Convertible Securities and Income Fund II (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement or investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Investment Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“GFIA”), for the Fund.

More specifically, at a meeting held on June 30, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Investment Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement and by GFIA under the Advisory Agreement. The Independent Trustees reviewed and analyzed the responses of Advent and GFIA to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management, and the expertise of and amount of attention devoted to the Fund by personnel of Advent and GFIA. In this regard, the Independent Trustees specifically reviewed the qualifications, background, and responsibilities of the persons primarily responsible for day-to-day portfolio management services for the Fund.

The Independent Trustees evaluated the ability of Advent and GFIA, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Independent Trustees considered information regarding the compensation structures for the personnel of Advent and GFIA involved in providing services to the Fund.

The Independent Trustees also considered the commitment of Advent and GFIA to the Fund and the hiring of senior level persons whose activities would relate, in part, to the Fund. The Independent Trustees discussed the changes in portfolio managers at Advent responsible for portfolio management for the Fund, and in other personnel at both Advent and GFIA.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of performance of Advent, including (i) providing comparative analysis of investment performance to benchmarks and/or peer groups, (ii) conducting periodic interviews/discussion with portfolio managers regarding the Fund, and (iii) conducting periodic reviews of the investment manager. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Fund’s chief compliance officer, including (i) providing an on-going review of results of compliance tests, such as prospectus limitations and requirements, and regulated investment company qualification requirements, (ii) monitoring code of ethics compliance, and (iii) reviewing the trading process and related issues.

The Independent Trustees noted the favorable regulatory history of Advent and GFIA, although they were aware of a Securities and Exchange Commission (“SEC”) settlement related to a closed-end fund advised by GFIA and issues raised in an SEC inquiry launched in January 2012 of GFIA’s security valuation practices.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by GFIA.

Fund Performance and Expenses
The Independent Trustees considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of one group of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmarks may not be useful comparisons due to the fact that the convertible securities in the benchmarks include convertibles with characteristics unlike those purchased for the Fund.

The Fund had outperformed its peer average for the five year period (based on net asset value), but had underperformed it for the one-, three-, and since-inception periods. The Fund underperformed its index (75% Merrill Lynch All Convertibles Index / 25% Merrill Lynch U.S. High Yield Master II) for the one-, three-, five-, and since-inception periods ended February 28, 2013 (based on net asset value). In addition, the Fund outperformed its peer average and index for the two months ended April 30, 2013.

The Board considered that the Fund recently modified its prior global mandate. In addition, the Board was advised of the views of the Adviser and Investment Manager that the comparability of the Fund to its revised peer group remains limited due to the substantially different asset blends of the Fund, the higher leverage employed by the Fund, and the Fund’s lower levels of assets under management (and therefore higher expense ratios). The Board noted that the Fund had invested consistent with its convertible securities investment focus following the 2008 financial crisis

44 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT
ADVISORY AND INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2013

when other peers seem to have opportunistically overweighted equities and high-yield bonds.

The Board concluded that the Fund was being managed consistent with its mandate. The Independent Trustees considered the steps management has continued to take to address the Fund’s underperformance which include enhancements to risk management, implementation of investment guideline changes, and changes to the portfolio management team, and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. They also considered comparisons of these expenses to the expense information for the Fund’s Peer Group. The Independent Trustees recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of the Fund and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparison with the Peer Group was difficult, because the items included in other funds’ definitions of expenses may differ from those used for the Fund. The Independent Trustees considered that the Fund benefited from the use of leverage despite the costs. The Board recognized that the Fund had incurred significant non-recurring expenses in 2012 related to the refinancing of its leverage and redemption of preferred stock.

Based on the above-referenced considerations and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Advisory Agreement of the Fund.

Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management and investment advisory fee rates for the Fund (collectively, the “Management Agreement Rates”) payable by the Fund to Advent and to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the relevant Peer Group. The Independent Trustees concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to its Peer Group.

Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees concluded that, in light of the costs of providing investment advisory services, investment management services, and other services to the Fund, the profits and other ancillary benefits that Advent and GFIA received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Independent Trustees also received and considered information about the nature, extent, and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts. Advent also noted that certain pension funds enjoyed discounts on fees, as disclosed in Advent’s Form ADV. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

Conclusion
After considering the above-described factors and based on their deliberations and evaluation of the information provided to them, the Board, including the Independent Trustees advised by their independent legal counsel, at a meeting held on June 20, 2013, determined that the re-approval of the Investment Management Agreement and the Advisory Agreement for an additional one-year period was in the best interest of the Fund and its shareholders.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 45

This Page Intentionally Left Blank.

FUND INFORMATION	October 31, 2013

Board of Trustees	Officers	Investment Manager	Transfer Agent
Randall C. Barnes

Daniel L. Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Tracy V. Maitland
President and Chief
Executive Officer

Robert White
Treasurer and Chief
Financial Officer

Edward C. Delk
Secretary and Chief
Compliance Officer

Douglas Teresko
Vice President and
Assistant Secretary

Advent Capital
Management, LLC
New York, New York

Adviser
Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Administrator
Rydex Fund Services, LLC
Rockville, Maryland

Accounting Agent
and Custodian
The Bank of
New York Mellon
New York, New York

Computershare Shareowner
Services, LLC
Jersey City, New Jersey

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Portfolio Managers
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Hart Woodson (Managing Director of Advent).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866)488-3359.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting the Fund’s website at guggenheiminvestments.com/agc or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/agc. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market or in private transactions.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT | 47

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	2455 Corporate West Drive
New York, New York 10020	Lisle, IL 60532 Member FINRA/SIPC (12/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-AGC-SAR-1013

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)          (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $86,940 and $86,940 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $20,000 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,100 and $17,100 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the

Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $187,449 and $205,358 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, Hart Woodson, and Paul Latronica(the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2013:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2013:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$936,986,813.49	0	0
Other pooled investment vehicles	1	$12,988,676.21	0	0
Other accounts	60	$4,416,453,535.06	1	$ 418,509,451.09

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$936,986,813.49	0	0
Other pooled investment vehicles	5	$716,311,623.37	0	0
Other accounts	20	$2,216,677,588.32	0	0

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	0
Other pooled investment vehicles	4	$703,322,947.16	0	0
Other accounts	5	$959,408,750.83	0	0
 (a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001- $500,000
Paul Latronica	$5,001- $50,000
Hart Woodson	$5,001 - $50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)      Not applicable.

(b)          Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund II

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:            January 8, 2014

By:               /s/ Robert White

Name:          Robert White

Title:            Treasurer and Chief Financial Officer

Date:            January 8, 2014